Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 16, 2013, is by and among Antero Resources Corporation, a Delaware corporation (the “Company”), and each of the parties listed on Annex A (the “Initial Members”, and as such Annex A is updated and amended pursuant to Section 12(c) hereof, the “Members”).

WHEREAS, all of the outstanding shares of Antero Resources Common Stock were held by Antero Resources LLC, a Delaware limited liability company (“ARLLC”);

WHEREAS, in connection with the Initial Public Offering, all of the members of ARLLC contributed their membership interests in ARLLC to Antero Resources Investment LLC, a Delaware limited liability company (“Investment”), and, immediately thereafter, ARLLC was merged with and into the Company (such transactions, the “Reorganization”);

WHEREAS, immediately after giving effect to the Reorganization and before the completion of the Initial Public Offering, all of the outstanding shares of Antero Resources Common Stock were held by Investment; and

WHEREAS, in connection with the Reorganization, the Members have requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined), as set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, when used with respect to any person, any person directly or indirectly controlling, controlled by, or under common control with such person. For the purposes of this definition, the terms “controlling”, “controlled by”, or “under common control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a person. Without limiting the foregoing, when used with respect to any Management Member, an “Affiliate” shall be deemed to specifically include (a) each of the Management Members, (b) any Relative of a Management Member or (c) any trust or other entity established for or owned by any of the persons described in clause (a) or clause (b) immediately preceding.

“Antero Resources Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Class A-1 Units” shall mean units of Investment’s class of capital interests known as Class A-1 units.

“Class A-3 Units” shall mean units of Investment’s class of capital interests known as Class A-3 units.

“Class B-1 Units” shall mean units of Investment’s class of capital interests known as Class B-1 units.

“Class B-3 Units” shall mean units of Investment’s class of capital interests known as Class B-3 units.

“Class B-5 Units” shall mean units of Investment’s class of capital interests known as Class B-5 units.

“Class B-6 Units” shall mean units of Investment’s class of capital interests known as Class B-6 units.

“Class I Units” refers collectively, or sometimes individually, to Class I-1 Units, Class I-2 Units, Class I-3 Units, Class I-4 Units and/or Class I-5 Units.

“Class I-1 Units” shall mean units of Investment’s class of capital interests known as Class I-1 units.

“Class I-2 Units” shall mean units of Investment’s class of capital interests known as Class I-2 units.

“Class I-3 Units” shall mean units of Investment’s class of capital interests known as Class I-3 units.

“Class I-4 Units” shall mean units of Investment’s class of capital interests known as Class I-4 units.

“Class I-5 Units” shall mean units of Investment’s class of capital interests known as Class I-5 units.

“Demand Notice” shall have the meaning set forth in Section 3 hereof.

“Demand Registration” shall have the meaning set forth in Section 3 hereof.

“Equity Interests” means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent membership, partnership or other ownership interests in a person (other than a corporation) and any and all Equity Interest Equivalents.

“Equity Interest Equivalents” means, with respect to any person, without duplication with any other Equity Interests or Equity Interest Equivalents, any and all rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, any Equity Interests or securities convertible or exchangeable into any

Equity Interests, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“indemnified party” shall have the meaning set forth in Section 8(c) hereto.

“indemnifying party” shall have the meaning set forth in Section 8(c) hereto.

“Initial Public Offering” shall mean the first underwritten registered public offering of equity securities of the Company pursuant to a registration statement that has been declared effective under the Securities Act.

“Initiating Holders” shall mean any Investor Member or Investor Members for whom Investment holds outstanding Registrable Securities or who holds outstanding Registrable Securities that, as of the date a Demand Notice is submitted by such Initiating Holders to the Company, either (a) constitute the Required Demand Securities or (b) are Registrable Securities which are expected to result in aggregate gross proceeds to the Initiating Holders of not less than $50,000,000 pursuant to a Demand Registration.

“Investor Members” shall mean the Initial Members listed on Annex A hereto under the heading “Investor Members.”

“Liquidation Event” shall have the meaning ascribed to such term in the LLC Agreement, as may be amended from time to time.

“LLC Agreement” shall mean that certain limited liability company agreement of Investment, dated as of October 16, 2013, as such agreement may be amended from time to time.

“Losses” shall have the meaning set forth in Section 8 hereof.

“Management Members” means the Initial Members listed on Annex A hereto under the heading “Management Member.”

“Management Units” shall refer collectively, or sometimes individually, to Class A-1 Units, Class A-3 Units, Class B-1 Units, Class B-3 Units and/or Class B-5 Units.

“Mandatory Distribution Event” shall have the meaning ascribed to such term in the LLC Agreement, as may be amended from time to time.

“Person” shall mean an individual, partnership, corporation, limited partnership, limited liability company, foreign limited liability company, trust, estate,

corporation, custodian, trustee-executor, administrator, nominee or entity in a representative capacity.

“Piggyback Notice” shall have the meaning set forth in Section 4(a) hereof.

“Piggyback Registration” shall have the meaning set forth in Section 4(a) hereof.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean the shares of Antero Resources Common Stock held by Investment or, after the occurrence of a Liquidation Event or a Mandatory Distribution Event, shares of Antero Resources Common Stock held by a Member.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they shall have ceased to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities or (v) they become eligible for resale pursuant to Rule 144(b) (or any similar rule then in effect under the Securities Act).  No Registrable Securities may be registered under more than one Registration Statement at any one time

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Demand Securities” shall mean:

(a)                                 with respect to the first Demand Registration for which a request is submitted to the Company by Initiating Holders pursuant to Section 3, a number of

Registrable Securities equal to not less than twenty-five percent (25%) of the total number of Registrable Securities outstanding, in each case held by the Members as of the date of such determination, and, subject to Section 12(c) hereof, any successor or assign of such Registrable Securities; and

(b)                                 with respect to any Demand Registration after such first Demand Registration, a number of Registrable Securities equal to fifty percent (50%) of the total number of Registrable Securities outstanding, in each case held by the Members as of the date of such determination, and, subject to Section 12(c) hereof, any successor or assign of such Registrable Securities.

“Required Member Approval” shall have the meaning ascribed to such term in the LLC Agreement, as may be amended from time to time.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Subsidiary” shall mean, a corporation, partnership, limited liability company or other entity of which Equity Interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, in each case, directly or indirectly through one or more intermediaries, or both, by the Company, including, specifically, each of the Antero Subsidiaries.

“Units” shall refer collectively or sometimes individually to the Management Units, the Class B-6 Units and/or the Class I Units.

“underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.                                           [Intentionally Omitted]

Section 3.                                           Demand Registration.

(a)                                 Requests for Registration.  At any time after an Initial Public Offering, subject to the restrictions on sales of shares of Antero Resources Common Stock set forth in Section 6.9 of the LLC Agreement (including, for the avoidance of doubt, the receipt of a Required Member Approval prior to a Liquidation Event or the Mandatory Distribution Event),

the Initiating Holders shall have the right by delivering a written notice to the Company (the “Demand Notice”) to require the Company to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (a “Demand Registration”); provided, however, that a Demand Notice (other than with respect to a Demand Registration that constitutes a “shelf” registration) may only be made if the sale of the Registrable Securities requested to be registered by such Initiating Holders is reasonably expected to result in aggregate gross cash proceeds in excess of $50,000,000.  Following receipt of a Demand Notice for a Demand Registration, the Company shall use its reasonable best efforts to file a Registration Statement as promptly as practicable, but not later than thirty (30) days (or sixty (60) days if audited financial statements are required to be included but are not available), after such Demand Notice, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

The Initiating Holders shall be entitled to a maximum of two (2) Demand Registrations; provided, however, that the Initiating Holders shall be entitled to four additional Demand Registrations that constitute “shelf” registrations as contemplated by the next succeeding sentence.  After such time as the Company shall become eligible to use Form S-3 (or comparable form) for the registration under the Securities Act of any of its securities, the Initiating Holders shall be entitled to request that such Demand Registration be a “shelf” registration pursuant to Rule 415 under the Securities Act.  Notwithstanding any other provisions of this Section 3, in no event shall more than one (1) Demand Registration occur during any six (6)-month period (measured from the effective date of the Registration Statement to the date of the next Demand Notice) or within one hundred eighty (180) days (with respect to the Initial Public Offering) or ninety (90) days (with respect to any underwritten public offering other than the Initial Public Offering) after the date of a final Prospectus filed by the Company; provided, that no Demand Registration may be prohibited for such one hundred eighty (180)-day or ninety (90)-day period, as the case may be, more often than once in a twelve (12)-month period.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3(a) if the Registration Statement relating thereto does not become effective or is not maintained effective for the period required pursuant to this Section 3(a), in which case such requesting holder of Registrable Securities shall be entitled to an additional Demand Registration in lieu thereof.

Within ten (10) days after receipt by the Company of a Demand Notice, the Company shall give written notice (the “Notice”) of such Demand Notice to all other holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within ten (10) days after such Notice is given by the Company to such holders.

All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least one hundred eighty (180) days (or two (2) years if a “shelf registration” is requested) after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration at the request of an underwriter of the Company or the Company pursuant to this Agreement; and provided, further, however, that any Member owning Registrable Securities that have been included on a shelf Registration Statement may request that such Registrable Securities be removed from such Registration Statement, in which event the Company shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) any Demand Registration that is a “shelf” registration pursuant to Rule 415 under the Securities Act shall contain all language (including, without limitation, on the Prospectus cover sheet, the principal unitholders’ chart and the plan of distribution) as may be reasonably requested by a holder of Registrable Securities to allow for a distribution to, and resale by, the direct and indirect partners, members or stockholders of a holder of Registrable Securities (a “Partner Distribution”) and (ii) the Company shall, at the request of any holder of Registrable Securities seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and to otherwise take any action necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such holder to effect such Partner Distribution.

(b)                                 Priority on Demand Registration.  If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

(i)                                     first, pro rata among the Initiating Holders of such Demand Registration on the basis of the percentage of Registrable Securities for which the Demand Notice was submitted by each such Initiating Holder;

(ii)                                  second, pro rata among the other holders of Registrable Securities who timely submitted a written request for inclusion of any of their Registrable Securities in such Demand Registration in accordance with this Agreement;

(iii)                               third, the securities for which inclusion in such Demand Registration was requested by the Company; and

(iv)                              fourth, subject to subsection (e) hereof, pro rata among the other Members of the Company based on the percentage of Registrable Securities for which the other Members timely submitted a request for inclusion.

In connection with any Demand Registration to which the provisions of this subsection (b) apply, no securities other than Registrable Securities shall be covered by such Demand Registration except as provided in subsection (e) (ii) hereof, and such registration shall not reduce the number of available registrations under this Section 3 in the event that the Registration Statement excludes more than twenty-five percent (25%) of the aggregate number of Registrable Securities that holders requested be included.

(c)                                  Postponement of Demand Registration.  The Company shall be entitled to postpone (but not more than once in any twelve (12) month period), for a reasonable period of time not in excess of seventy-five (75) days, the filing of a Registration Statement if the Company delivers to the holders requesting registration a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in the good faith judgment of the Board of Directors of the Company, such registration and offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company.  Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(o).  If the Company shall so postpone the filing of a Registration Statement, the holder who made the Demand Registration shall have the right to withdraw the request for registration by giving written notice to the Company within twenty (20) days of the anticipated termination date of the postponement period, as provided in the certificate delivered to the holders, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which such holder is entitled pursuant to the terms of this Agreement.

(d)                                 Use, and Suspension of Use, of Shelf Registration Statement.  If the Company has filed a “shelf” Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend, for a reasonable period of time not in excess of ninety (90) days in any twelve month period, the offer or sale of Registrable Securities pursuant to such Registration Statement by any holder of Registrable Securities if (i) a “road show” is not then in progress with respect to a proposed offering of Registrable Securities by such holder pursuant to such Registration Statement and such holder has not executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such Registration Statement and (ii) the Company delivers to the holders of Registrable Securities included in such Registration Statement a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in the good faith judgment of the Board of Directors of the Company, such offer or sale would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company.  Such certificate shall contain a general statement of the reasons for such postponement and an approximation of the anticipated delay.  The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(o).

(e)                                  Registration of Other Securities.  Whenever the Company shall effect a Demand Registration pursuant to this Section 3 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such Demand Registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities requesting such registration in writing that it believes that the inclusion of such other securities would not adversely affect such offering or (ii) the inclusion of such other securities has been approved by the affirmative vote of the Initiating Holders of such Demand Registration.

Section 4.                                           Piggyback Registration.

(a)                                 Right to Piggyback.  If, at any time after an Initial Public Offering, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Registrable Securities (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for its own account, then, each such time, the Company shall give prompt written notice of such proposed filing at least fifteen (15) days before the anticipated filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities.  The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of Registrable Securities as each such holder, including, without limitation, Registrable Securities held by any Member who is not an Initiating Holder, may request (a “Piggyback Registration”).  Subject to Section 4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after notice has been given to the applicable holder.  The eligible holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.  The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) one hundred twenty (120) days after the effective date thereof or for two years in the case of a “shelf” Registration Statement and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement.

(b)                                 Priority on Piggyback Registrations.  The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein.  Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered (i) for the account of holders of Registrable Securities and (ii) for the account of all such other Persons (other than the Company)

shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by first reducing, or eliminating if necessary, all securities of the Company requested to be included by such other Persons (other than the Company) and then, if necessary, reducing the securities requested to be included by the holders of Registrable Securities requesting such registration pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) any Piggyback Registration that is a “shelf” registration pursuant to Rule 415 under the Securities Act shall contain all language (including, without limitation, on the Prospectus cover sheet, the principal unitholders’ chart and the plan of distribution) as may be requested by a holder of Registrable Securities to allow for a Partner Distribution and (ii) the Company shall, at the request of any holder of Registrable Securities seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and to otherwise take any action necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such holder to effect such Partner Distribution.

Section 5.                                           Restrictions on Public Sale by Holders of Registrable Securities.  Each Member agrees, in connection with the Initial Public Offering, and each holder of Registrable Securities agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 hereof (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company’s securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, or to give any Demand Notice during the period commencing on the date of the request (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such offering) and continuing for not more than one hundred eighty (180) days (with respect to the Initial Public Offering) or one hundred twenty (120) days (with respect to any underwritten public offering other than the Initial Public Offering made prior to the second anniversary of the Initial Public Offering) or ninety (90) days (with respect to any underwritten public offering made after the second anniversary of the Initial Public Offering) after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration) pursuant to which such public offering shall be made or such lesser period as is required by the managing underwriter (such one hundred eighty day period, one hundred and twenty day period or ninety day period (as applicable), the “Initial Lock-Up Period”); provided, however, that all officers and directors of the Company must be subject to similar restrictions; provided further, however, that if (a) during the last seventeen (17) days of the Initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (b) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Initial Lock-Up Period, then in each case, if the managing underwriter or underwriters of such underwritten offering so request(s), the Initial Lock-Up Period will be extended until the expiration of the eighteen (18)-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, if the managing underwriters request, in writing, such extension.

Section 6.                                           Registration Procedures.  If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3 and Section 4 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)                                 Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof (including, without limitation, a Partner Distribution), and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed.  The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

(b)                                 Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(c)                                  Notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)                                  If requested by the managing underwriters, if any, or the holders of a majority of Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(f)                                   Furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least one (1) copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter).

(g)                                  Deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h)                                 Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i)                                     Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities.

(j)                                    Upon the occurrence of any event contemplated by Section 6(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k)                                 Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(l)                                     Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(m)                             Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be quoted on the Nasdaq Stock Market or listed on a national securities exchange if securities of the particular class of Registrable Securities are at that time quoted on the Nasdaq Stock Market or listed on such exchange, as the case may be.

(n)                                 Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the selling holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) use its reasonable best efforts to obtain a report of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in such Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer, such report to be in customary form and covering matters of the type customarily covered in such reports, (v)if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section and (vi) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(o)                                 Make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person.  In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.  Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

(p)                                 Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than ninety (90) days after the end of any twelve (12) month period (or such shorter period of time as may be required under the Securities Act) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover one of said twelve (12) month periods.

(q)                                 Cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Company’s business needs.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(iv) or 6(c)(v) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Company shall extend the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 7.                                           Registration Expenses.  All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i)with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (ii) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(h)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, (e) expenses of the Company incurred in connection with any road show, (f) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters or oil and gas reserve reports required by this Agreement) and any other persons, including special experts retained by the Company, and (g) fees and disbursements of one counsel for the holders of Registrable Securities whose securities are included in a Registration Statement, which counsel shall be selected by the holders of a majority of the Registrable Securities included in such Registration Statement shall be borne by the Company or any of its Subsidiaries whether or not any Registration Statement is filed or becomes effective.  In addition, the Company or any of its Subsidiaries shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (a) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in Section 7(a)(ii) and Section 7(g)), (b) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities other than with respect to Registrable Securities, if any, sold by the Company, or (c) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.

Section 8.                                           Indemnification.

(a)                                 Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in a Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto, any document incorporated by reference therein, any “issuer free writing prospectus” (as defined in Rule 433 promulgated under the Securities Act) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act (in each case relating to the Registrable Securities) or any other document incident to registration or qualification of such Registrable Securities, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, each of its officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees and each person controlling such holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement, issuer free writing prospectus or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to the Company by such holder.  It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)                                 Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement, issuer free writing prospectus or document incident to registration or qualification of any Registrable Securities and agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, its directors, officers, accountants, attorneys, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons, and each underwriter, if any, and each person who controls such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement, issuer free writing prospectus or document incident to registration or qualification of any Registrable Securities or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, members, managers, stockholders, accountants, attorneys, employees, agents, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement, issuer free writing prospectus or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement, issuer free writing prospectus or document incident to registration or qualification of any Registrable Securities; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement.

(c)                                  Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure.  The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the indemnifying party agrees to pay such fees and expenses; or (ii) the indemnifying party fails promptly to assume or in the event of a conflict of interest cannot assume the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.  Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 9.                                           Rule 144.  After the Initial Public Offering, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

Section 10.                                    Underwritten Registrations.  Following the Initial Public Offering, if a Demand Registration is an underwritten offering, the Initiating Holders shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld.  The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell the Registrable Securities it desires to have covered by the Demand Registration on the basis provided in any underwriting arrangements in customary form and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided, that such Person shall not be required to make any representations or warranties other than those related to title and ownership of Units (or Antero Resources Common Stock, as the case may be) and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person.

Section 11.                                    Limitation on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without Required Member Approval, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to holders of Registrable Securities hereunder, or which would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 3 hereof, unless such rights are subordinate to those of the holders of Registrable Securities.

Section 12.                                    Miscellaneous.

(a)                                 Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained Required Member Approval; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any Member be adversely affected (without similarly adversely affecting the rights of all Members), except upon the written consent of such holder.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least sixty-seven percent (67%) of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b)                                 Notices.  All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

If to the Company:

Antero Resources Corporation

1625 17th Street, Suite 300

Denver, Colorado  80202

Fax:  (303) 357-7315

If to any Member, at such Member’s address as set forth on the records of the Company.  Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c)           Successors and Assigns; Member Status.  This Agreement shall inure to the benefit of the limited partners of a Member who have received Registrable Securities from a Member pursuant to a Partner Distribution and shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from the Member; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Member for purposes of this Agreement and Annex A shall be updated by the Company accordingly.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d)           Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)           Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)            Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law principles thereof).

(g)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i)            Securities Held by the Company or its Subsidiaries.  Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(j)            Termination.  This Agreement shall terminate on the earlier of (i) ten (10) years following the consummation of the Initial Public Offering and (ii) when no Registrable Securities remain outstanding; provided, that Section 7 and Section 8 shall survive any termination hereof.

(k)           Specific Performance.  The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(l)            Consent to Jurisdiction.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in New York, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of subsection (b) of this Section 12.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS:

WP ANTERO LLC

By:	WP Antero Holdco, LLC, its managing member

By:	WP Antero Topco, Inc., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Vice President and Assistant Treasurer

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

YORKTOWN ENERGY PARTNERS V, L.P.

By:	Yorktown V Company LLC, its General Partner

By:	/s/ W. Howard Keenan, Jr.

Name:	W. Howard Keenan, Jr.
Title:	Manager

YORKTOWN ENERGY PARTNERS VI, L.P.

By:	Yorktown VI Company LP, its General Partner

By:	Yorktown VI Associates LLC, its General Partner

By:	/s/ W. Howard Keenan, Jr.

Name:	W. Howard Keenan, Jr.
Title:	Manager

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

YORKTOWN ENERGY PARTNERS VII, L.P.

By:	Yorktown VII Company LP, its General Partner

By:	Yorktown VII Associates LLC, its General Partner

By:	/s/ W. Howard Keenan, Jr.

Name:	W. Howard Keenan, Jr.
Title:	Manager

YORKTOWN ENERGY PARTNERS VIII, L.P.

By:	Yorktown VIII Company LP, its General Partner

By:	Yorktown VIII Associates LLC, its General Partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Manager

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

TCP ANTERO I-1 HOLDCO, LLC

By:	/s/ Glenn Jacobson
Name:	Glenn Jacobson
Title:	Vice President

TCP ANTERO I-2 HOLDCO, LLC

By:	/s/ Glenn Jacobson
Name:	Glenn Jacobson
Title:	Vice President

TCP ANTERO I-4 HOLDCO, LLC

By:	/s/ Glenn Jacobson
Name:	Glenn Jacobson
Title:	Vice President

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

LB I GROUP INC.

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

SPINDRIFT PARTNERS, L.P.

By:	Wellington Management Company, LLP, as Investment Adviser

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SPINDRIFT INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as Investment Adviser

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

GENERAL MILLS GROUP TRUST

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

GENERAL MILLS BAKERY, CONFECTIONARY, TOBACCO AND GRAIN MILLERS (AFL-CIO) HEALTH AND WELFARE PLAN

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	The Stanford Management Company

By:	/s/ Thomas Lurquin
Name:	Thomas Lurquin
Title:	Director of Natural Resource Investments

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

YALE UNIVERSITY

By:	/s/ David F. Swensen
Name:	David F. Swensen
Title:	Chief Investment Officer

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

IGASUS, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

Hall Drilling, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Hall & Ross Energy Partners

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Samuel B. Ross, II

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Spencer B. Ross

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Samuel B. Ross, III

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

The Samuel B. Ross, III Legacy Trust

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

The Hall Family Legacy Trust

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Michael T. Hall

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Gregory R. Barton

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Charlene W. Crooks

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

The William E. Hamb 2007 Revocable Trust

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

Terry A. Hall

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

John A. Brunett

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Glen Arden Associates

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Crystal Roberts, L.L.C.

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Charles E. Roberts

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

John Kevin Ellis

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

SALISBURY INVESTMENT HOLDINGS, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

MOCKINGBIRD INVESTMENTS, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Paul M. Rady

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

CANTON INVESTMENT HOLDINGS, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Glen C. Warren, Jr.

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

Steven M. Woodward

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Brian A. Kuhn

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Robert E. Mueller

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Alvyn A. Schopp

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp

Mark D. Mauz

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Kevin J. Kilstrom

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

MEMBERS (cont.):

Jonathan L. Grannis

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Robert S. Tucker

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Timothy D. Clawson

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

Ivan Kawcak

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

OTHER MEMBER:

ANTERO RESOURCES EMPLOYEE HOLDINGS, LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-fact

SIGNATURE PAGE TO
ANTERO RESOURCES CORPORATION
REGISTRATION RIGHTS AGREEMENT

ANNEX A

MEMBERS

Investor Members

•                                          WP Antero, LLC

•                                          Yorktown Energy Partners V, L.P.

•                                          Yorktown Energy Partners VI, L.P.

•                                          Yorktown Energy Partners VII, L.P.

•                                          Yorktown Energy Partners VIII, L.P.

•                                          TCP Antero I-1 Holdco, LLC

•                                          TCP Antero I-2 Holdco, LLC

•                                          TCP Antero I-4 Holdco, LLC

•                                          LB I Group Inc.

•                                          Spindrift Partners, L.P.

•                                          Spindrift Investors (Bermuda) L.P.

•                                          General Mills Group Trust

•                                          General Mills Bakery, Confectionary, Tobacco and Grain Millers (AFL-CIO) Health and Welfare Plan

•                                          The Board of Trustees of the Leland Stanford Junior University

•                                          Yale University

•                                          Igasus, LLC

•                                          Hall Drilling, LLC

•                                          Hall & Ross Energy Partners

•                                          Samuel B. Ross, II

•                                          Spencer B. Ross

•                                          Samuel B. Ross, III

Annex A-1

•                                          The Samuel B. Ross, III Legacy Trust

•                                          The Hall Family Legacy Trust

•                                          Michael T. Hall

•                                          Gregory R. Barton

•                                          Charlene W. Crooks

•                                          The William E. Hamb 2007 Revocable Trust

•                                          Terry A. Hall

•                                          John A. Brunett

•                                          Glen Arden Associates

•                                          John A. Staley IV

•                                          Crystal Roberts, L.L.C.

•                                          Charles E. Roberts

•                                          John Kevin Ellis

Management Members

•                                          Salisbury Investment Holdings, LLC

•                                          Mockingbird Investments, LLC

•                                          Paul M. Rady

•                                          Canton Investment Holdings, LLC

•                                          Glen C. Warren

•                                          Steven M. Woodward

•                                          Brian A. Kuhn

•                                          Robert E. Mueller

•                                         Alvyn A. Schopp

•                                          Mark D. Mauz

Annex A-2

•                                          Kevin J. Kilstrom

•                                          Jonathan L. Grannis

•                                          Robert S. Tucker

•                                          Timothy D. Clawson

•                                          Ivan Kawcak

Other Member

•                                          Antero Resources Employee Holdings, LLC

Annex A-3

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this        day of                             , 20      , by and between                                                                  (the “New Unitholder”) and Antero Resources Corporation, a Delaware corporation (the “Company”), pursuant to a Registration Rights Agreement dated as of October 16, 2013 (the “Agreement”), between and among the Company and certain unitholders of Antero Resources Investment LLC, a Delaware limited liability company (such unitholders, whether in their capacity as unitholders and indirect holders of Registrable Securities or in their capacity as holders directly of Registrable Securities, the “Unitholders”).

WITNESSETH:

WHEREAS, the Company and the Unitholders entered into the Agreement to impose certain restrictions and obligations upon themselves, and to provide certain registration rights, with respect to the units of the Company’s Registrable Securities (as defined in the Agreement); and

WHEREAS, the New Unitholder has acquired Registrable Securities (directly or indirectly from a Unitholder; and

WHEREAS, the Company and the Unitholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Unitholder to the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Unitholder acknowledges that it has received and read the Agreement and that the New Unitholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Unitholder thereunder.

[Amend Annex A of Agreement if necessary to reflect appropriate schedule for new Unitholder.]

New Unitholder

Address:

Exhibit A-1

AGREED TO on behalf of the Company pursuant to Section 12(c) of the Agreement.

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

Exhibit A-2